SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

FIRSTHAND FUNDS
(Name of Registrant as Specified in Its Charter)

____________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transactions applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.	Amount Previously Paid:

7.	Form, Schedule or Registration Statement No.:

8.	Filing Party:

9.	Date Filed:

Firsthand Funds

125 South Market Street
Suite 1300
San Jose, California  95113

January __, 2009

Dear Shareholder:

The enclosed Joint Proxy Statement contains important information about various proposals we recommend be effected for Firsthand Funds (the “Trust”) at two special meetings of shareholders, each to be held on March 12, 2009.

The Trust, in separate proxy soliciting materials, is also in the process of soliciting Firsthand e-Commerce Fund shareholders’ approval to reorganize Firsthand e-Commerce Fund into Firsthand Technology Value Fund.  If shareholders of Firsthand e-Commerce Fund approve the reorganization at a meeting which will also be held March 12, 2009, then, after the closing, the Trust will have three separate operational series.

As described in the attached Notice and Joint Proxy Statement, Shareholders are being asked to approve the election of Messrs. Greg Burglin and Kevin P. Tanner to serve as disinterested Trustees of Firsthand Funds. On November 20, 2008, Messrs. Michael Lynch and Jerry Wong resigned as Trustees of the Trust. These resignations were accepted. The Nominations Committee nominated, and the Board unanimously elected, Messrs. Greg Burglin and Kevin P. Tanner to serve as successor disinterested Trustees.

In addition, shareholders of Firsthand Technology Value Fund are being asked to approve a change to the fundamental investment restriction of TVF to allow it to invest in stock options.

Firsthand Capital Management, Inc. (the “Adviser”) has agreed to pay the expenses of the special meetings of shareholders and the related proxy solicitation.

The Trustees voted unanimously to approve these recommendations.  The Board believes these recommendations are in the best interests of the Funds and their shareholders.  The Trustees recommend that you vote in favor of each proposal in the Joint Proxy Statement.

The Joint Proxy Statement describes the voting process for shareholders.  We ask you to read the Joint Proxy Statement carefully and vote in favor of the approval of the proposals.  Please return your proxy in the postage-paid envelope as soon as possible.

Sincerely,

Kevin Landis
President and Chairman of the Board of Firsthand Funds

FIRSTHAND FUNDS
125 South Market, Suite 1300
San Jose, CA 95113
____________________________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON March 12, 2009
____________________________________________________

To the Shareholders:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the “Firsthand Funds Meeting”) of Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand e-Commerce Fund and Firsthand Alternative Energy Fund (each a “Fund” and, together, the “Funds”), each a series of Firsthand Funds (the “Trust”), will be held on March 12, 2009 at 10:00 a.m., Pacific Time, at the offices of the Trust, 125 South Market, Suite 1300, San Jose, California 95113 for the following purposes:

1.	(For each Fund): to approve the election of Mr. Greg Burglin to serve as a disinterested Trustee of the Trust;

2.	(For each Fund): to approve the election of Mr. Kevin P. Tanner to serve as a disinterested Trustee of the Trust; and

3.	To transact such other business as may properly come before the Firsthand Funds Meeting or any adjournments thereof.

Shareholders of record of the Trust at the close of business on January 2, 2009 (the “Record Date”) are entitled to notice of, and to vote on, the proposals at the Firsthand Funds Meeting or any adjournment thereof.

With respect to Proposals 1 and 2, shareholders of each Fund will vote together as a single class.  With respect to Proposal 3, the shareholders of each Fund listed above will vote separately by Fund.

Shareholders are invited to attend in person.  If you plan to attend the Firsthand Funds Meeting, so indicate on the enclosed proxy card and return it promptly in the enclosed envelope.  Whether you will be able to attend or not, PLEASE VOTE, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY so that a quorum will be present at the Firsthand Funds Meeting.

By Order of the Board of Trustees Kevin Landis President and Chairman of the Board

Dated:  January __, 2009

THE BOARD OF TRUSTEES OF FIRSTHAND FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS. YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN.

i

FIRSTHAND FUNDS
125 South Market, Suite 1300
San Jose, CA 95113
____________________________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON March 12, 2009
____________________________________________________

To the Shareholders:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the “TVF Meeting”) of Firsthand Technology Value Fund, (“TVF”), a series of Firsthand Funds (the “Trust”), will be held on March 12, 2009 at 10:30 a.m., Pacific Time, at the offices of the Trust, 125 South Market, Suite 1300, San Jose, California 95113 for the following purposes:

1.	To approve a change to the fundamental investment restrictions of TVF to allow investments in stock options; and

2.	To transact such other business as may properly come before the TVF Meeting or any adjournments thereof.

Shareholders of record of the Trust at the close of business on January 2, 2009 (the “Record Date”) are entitled to notice of, and to vote on, the proposals at the TVF Meeting or any adjournment thereof.

With respect to Proposals 1 and 2, shareholders of TVF will vote together as a single class.

Shareholders are invited to attend in person.  If you plan to attend the TVF Meeting, so indicate on the enclosed proxy card and return it promptly in the enclosed envelope.  Whether you will be able to attend or not, PLEASE VOTE, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY so that a quorum will be present at the TVF Meeting.

By Order of the Board of Trustees Kevin Landis President and Chairman of the Board

Dated:  January __, 2009

THE BOARD OF TRUSTEES OF FIRSTHAND FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS. YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN.

ii

JOINT PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 12, 2009

The two Notices preceding this Joint Proxy Statement are to advise you of the times, place and purposes of a Special Meeting of Shareholders of Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand e-Commerce Fund, and Firsthand Alternative Energy Fund (each a “Fund” and, together, the “Funds”), each a series of Firsthand Funds (the “Trust”) to be held on March 12, 2009 at 10:00 a.m., (the “Firsthand Funds Meeting”), and a Special Meeting of Shareholders of Firsthand Technology Value Fund (“TVF”) to be held on March 12, 2009 at 10:30 a.m. (the “TVF Meeting”). For purposes of this Joint Proxy Statement, each of the Firsthand Funds Meeting and the TVF Meeting are called a “Meeting” and, collectively, the “Meetings”.

The purpose of this Joint Proxy Statement is to give you information on which you may base your voting decisions at both meetings. Each meeting will be held at the offices of the Trust, at 125 South Market, Suite 1300, San Jose, California 95113. This Joint Proxy Statement and the accompanying proxy cards were first mailed to shareholders on or about January __, 2009.

The Trust is an open-end, management investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust offers shares of four separate operational series or funds:  Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand e-Commerce Fund and Firsthand Alternative Energy Fund.  Each Fund offers only one share class, designated “Investor Class”.  The Trust, in separate soliciting materials, is also in the process of soliciting Firsthand e-Commerce Fund shareholders’ approval to reorganize Firsthand e-Commerce Fund into Firsthand Technology Value Fund.  If shareholders of Firsthand e-Commerce Fund approve the reorganization, then, after the closing, the Trust will have three separate operational series.

As set forth in the attached notices, shareholders will be asked to vote on various proposals at each Meeting.  The following table shows the shareholders that are entitled to vote at each Meeting.

Firsthand Funds Meeting (trustee election)	Shareholders of all Funds of the Trust voting together as a single class

TVF Meeting (changing a fundamental investment restriction for TVF to allow it to invest in stock options)	Shareholders of TVF, voting separately

All proxies solicited by the Board of Trustees, which are properly executed and received by the Secretary before each Meeting, will be voted at that Meeting in accordance with the shareholders’ instructions thereon.  A shareholder may revoke the accompanying proxy at any time before it is voted by written notification to the Trust or a duly executed proxy card bearing a later date.  In addition, any shareholder who attends a Meeting in person may vote by ballot at that Meeting, thereby canceling any proxy previously given.  If no instruction is given on a signed and returned proxy card, it will be voted “FOR” the proposals and the proxies may vote in their discretion with respect to other matters not now known to the Board of Trustees of the Trust that may be properly presented at that Meeting.  Any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to the total shares that the shareholder is entitled to vote on such proposal.

All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not vote the shares), will be counted toward establishing a quorum.  Abstentions do not constitute a vote “for” and effectively result in a vote “against.”  Broker non-votes do not represent a vote “for” or “against” and are disregarded in determining whether a Proposal has received enough votes, except where a minimum number of the outstanding voting securities is required, in which case a broker non-vote effectively counts as a vote against the proposal.

Shareholders of record of the Funds on January 2, 2009 (the “Record Date”) are entitled to notice of, and to vote on, the proposals at the Firsthand Funds Meeting and any adjournment thereof.  Shareholders of record of TVF on the Record Date are entitled to notice of, and to vote on, the proposals at the TVF Meeting. At the close of business on January 2, 2009, the Funds had the following outstanding shares [TBD]:

Shares Outstanding

Firsthand Technology Value Fund
Firsthand Technology Leaders Fund
Firsthand e-Commerce Fund
Firsthand Alternative Energy Fund
Total

One-third (33-1/3%) of the outstanding shares of the applicable Fund (or of the Trust as a whole for matters to be voted on by shareholders of all Funds) on the Record Date, represented in person or by proxy, must be present to constitute a quorum with respect to the proposals presented for that Fund.  If a quorum is not present or presented at the Meeting, the holders of a majority of the shares present in person or by proxy shall have the power to adjourn the Meeting to a later date, without notice other than announcement at the Meeting, until a quorum shall be present or represented.  Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust to act as inspectors of election for the Meeting.

The Election of each of Messrs. Greg Burglin and Kevin P. Tanner as successor disinterested Trustees (Proposals 1 and 2 at the Firsthand Funds Meeting) requires a majority of all shares of all Funds that are eligible to vote at the Meeting.  This means that the affirmative vote of a “majority of the outstanding voting securities” of all Funds as of the Record Date, regardless whether present in person or by proxy, is necessary to elect each candidate.  A majority of the outstanding voting securities means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of all Funds or (ii) 67% or more of the shares of all Funds present at the Meeting if more than 50% of the outstanding shares of the Funds are represented at the Meeting in person or by proxy. Each share of each Fund will count as one vote regardless of the net asset value of that share.  This means that Funds with a lower net asset value per share effectively will have greater voting power per dollar of investment than Funds with a higher net asset value per share.

The affirmative vote of a “majority of the outstanding voting securities” of TVF present in person or by proxy and voting is necessary to approve the change in fundamental investment restriction with respect to TVF (Proposal 1 of the TVF Meeting).  As noted above, a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.  If a quorum is present, but sufficient votes in favor of the Proposals are not received by the time scheduled for the Meetings, a person named as a proxy may propose one or more adjournments of that Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting adjourned.  The persons named as proxies will vote in favor of or against such adjournment in direct proportion to the proxies received for or against the Proposals.

The Board of Trustees knows of no business other than that specifically mentioned in the Notices of Special Meeting of Shareholders which will be presented for consideration at the Meetings.  If other business should properly come before the Meetings, the proxy holders will vote thereon in accordance with their best judgment.

Audited financial statements of the Trust in the form of Annual Report dated December 31, 2007 and unaudited financial statements in the form of Semi-Annual Report dated June 30, 2008 have been mailed before this proxy mailing.  The Trust will furnish, without charge, a copy of the Annual Report or the Semi-Annual Report to any shareholder who requests the Report.  Shareholders may obtain such Reports by contacting the Trust at P.O. Box 183120, Columbus, Ohio 43218-3120 or by calling 1.888.884.2675.

PROPOSALS 1 and 2 at the Firsthand Funds Meeting: APPROVAL OF ELECTION OF MESSRS. GREG BURGLIN AND KEVIN P. TANNER TO SERVE AS DISINTERESTED TRUSTEES OF THE TRUST

On November 20, 2008, Messrs. Michael Lynch and Jerry Wong (“Former Disinterested Trustees”) resigned as Trustees of the Trust. The Nominating Committee (consisting of the Former Disinterested Trustees) nominated, and the Board unanimously elected, Messrs. Greg Burglin and Kevin P. Tanner to serve as successor disinterested Trustees. At the Firsthand Funds Meeting, each of Messrs. Burglin and Tanner will be individually voted upon as Trustees of the Trust and, if elected, will hold office until his successor is duly elected and qualified.  Messrs. Burglin and Tanner have each served as a disinterested Trustee of the Trust since his election on November 20, 2008 to fill two vacancies on the Board and they have not been previously elected by shareholders of the Trust.  In evaluating the appointment of Messrs. Burglin and Tanner, the Former Disinterested Trustees took into account Messrs. Burglin and Tanner’s respective backgrounds and experience.  Messrs. Burglin and Tanner both currently serve on the Audit Committee of the Board of Trustees.

The following table sets forth certain information regarding the Trustees, including the nominees.

Name, Year of Birth, Positions(s) Held With Funds and Address	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Directorships Held by Trustee
Disinterested Trustees:
Greg Burglin (1960) Trustee 125 South Market Suite 1300 San Jose, CA 95113	Since 2008	Mr. Burglin is a Tax Consultant and has been for more than 5 years.	Four	None
Kevin P. Tanner (1962) Trustee 125 South Market Suite 1300 San Jose, CA 95113	Since 2008
Mr. Tanner is President, Chief
Financial Officer and Chief
Compliance Officer of Saratoga Research and Investment Management (formerly Tanner & Associates Asset Management) (an SEC registered investment adviser) and has been for more than 5 years.
			Four	None
Interested Trustee:
Kevin Landis (2) (1961) Trustee/President 125 South Market Suite 1200 San Jose, CA 95113	Since 1994	Mr. Landis is President and Chief Investment Officer and a Director of Firsthand Capital Management, Inc. and has been a portfolio manager with Firsthand Capital Management, Inc. since May 1994.	Four	None
(1) Each Trustee shall serve for the lifetime of the Trust or until he dies, resigns, or is removed.
(2) Mr. Landis is an interested person of the Funds by reason of his position with the Investment Adviser.

Committees

The Board has an Audit Committee consisting of Messrs. Burglin and Tanner. Mr. Burglin is the Chairman of the Audit Committee. All of the members of the Audit Committee are not “interested persons” of the Trust as defined in the 1940 Act (“Disinterested Trustees”). The Audit Committee reviews the scope and results of the Trust’s annual audit with the Trust’s independent registered public accountants, recommends the engagement of such accountants and approves all audit services and permissible non-audit services. The Audit Committee met two times during the fiscal year ended December 31, 2008.

The Board has a Pricing Committee, of which all three Trustees are members. Mr. Tanner is the Chairman of the Pricing Committee.  The Pricing Committee is responsible for the fair value pricing of any securities held by the Trust, as necessary. The Pricing Committee of the Trust met multiple times during the fiscal year ended December 31, 2008.

Security and Other Interests

The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in each portfolio of the Trust and in all registered investment companies overseen by the Trustee within the Trust’s family of investment companies, as of December 31, 2008.

Name of Trustee	Dollar Range of Equity Securities in the Funds (1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies

INDEPENDENT TRUSTEES
Greg Burglin	None	None
Kevin P. Tanner	None	None
INTERESTED TRUSTEE
Kevin Landis	[to come]	[to come]

(1)
Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the “1934 Act”) include direct and or indirect ownership of securities where the trustee’s economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

As of December 31, 2008, neither Mr. Burglin nor Mr. Tanner, or their immediate family members owned, beneficially or of record, any securities in the Adviser or principal underwriter of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the adviser or principal underwriter of the Trust.

[As of December 31, 2008 the Trustees and officers of the Trust and the Adviser, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Funds.]

Compensation

The Trust does not pay salaries to any of its officers or fees to any of its Trustees who are affiliated with the Adviser.  For both Messrs. Burglin and Tanner, who are Disinterested Trustees, their compensation formula is as follows: (a) $2,000 per in-person regularly-scheduled board meeting, (b) $1,000 per telephonic regularly-scheduled board meeting, (c) $500 per special board meeting, telephonic or in-person, (d) $200 per Pricing Committee meeting, (e) $1,000 per in-person audit committee meeting, and (f) $ 500 per telephonic audit committee meeting.

For the year ended December 31, 2008, the Trustees received compensation as follows:

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Retirement Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex
Kevin Landis	None	None	None	None
Greg Burglin	$3,200	0	0	$3,200
Kevin Tanner	$3,200	0	0	$3,200

Vote Required and Recommendation

The Election of each of Messrs. Greg Burglin and Kevin P. Tanner as successor disinterested Trustees requires a majority of all shares of all Funds that are eligible to vote at the Firsthand Funds Meeting.  This means that the affirmative vote of a “majority of the outstanding voting securities” (as explained above) of all Funds as of the Record Date, regardless whether present in person or by proxy, is necessary to elect each candidate. THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, BELIEVES THAT THE PROPOSAL TO APPROVE THE NEW AGREEMENT IS IN THE BEST INTERESTS OF EACH FUND AND ITS SHAREHOLDERS.  THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL 1 at the TVF Meeting: APPROVAL OF A CHANGE IN FUNDAMENTAL INVESTMENT RESTRICTIONS OF FIRSTHAND TECHNOLOGY VALUE FUND TO ALLOW INVESTMENTS IN STOCK OPTIONS

Shareholders of Firsthand Technology Value Fund (“TVF”) are being asked to consider a change to the fundamental investment restriction of TVF regarding investments in stock options.  Currently, TVF has a fundamental investment restriction that prohibits it from purchasing or selling put and call options on stocks and stock indices.  It is proposed that shareholders approve removing such a fundamental investment restriction to expressly allow TVF to purchase or sell puts and call options on stocks and stock indices.

The proposed amendment is intended to allow TVF to have the flexibility to invest in stock options and stock index options, which can be used for hedging purposes.  Investment in stock options involves certain risks, including the risk of losing all of TVF’s investment due to the options expiring worthless.  Also, this amendment would allow TVF to invest in writing uncovered call options, which theoretically could involve unlimited losses.  Currently, however, it is not contemplated that TVF will invest in writing uncovered call options. In addition, should this situation change and investments in any particular type of option become a material investment strategy or pose a material risk, the prospectus and/ or Statement of Additional Information of the Fund will be updated appropriately.

 The proposed amendment will also serve the purpose of conforming the fundamental investment restrictions of TVF to other series of Firsthand Funds.  Currently, TVF is the only series of Firsthand Funds that has such an investment restriction.

Vote Required and Recommendation

The affirmative vote of a majority of TVF’s outstanding voting securities (as defined in the 1940 Act) is required to approve the amendment to TVF’s investment policies.  The 1940 Act defines a vote of a majority of a fund’s outstanding voting securities as the lesser of (a) 67% or more of the shares represented at the meeting if more than 50% of the shares entitled to vote are so represented, or (b) more than 50% of the shares entitled to vote.  If approved by shareholders this proposal will take effect on the date of the Meeting.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, BELIEVES THAT THE PROPOSAL TO CHANGE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF FIRSTHAND TECHNOLOGY VALUE FUND TO ALLOW IT TO INVEST IN STOCK OPTIONS IS IN THE BEST INTERESTS OF TVF AND ITS SHAREHOLDERS.  THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

GENERAL INFORMATION

Other Matters to Come Before the Meeting

Management of the Trust does not know of any matters to be presented at either Meeting other than those described in this Joint Proxy Statement. If other business should properly come before a Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Expenses

The expenses incurred in connection with each Meeting, including printing, mailing, solicitation and vote tabulation and proxy soliciting expenses, legal fees, and out-of-pocket expenses will be borne by the Adviser.

Solicitation of Proxies

This Proxy is being furnished in connection with the solicitation of proxies for the Meetings by the Board.  It is expected that proxies will be primarily solicited by mail.  Officers, service contractors, and other agents of the Trust also may solicit proxies by telephone or otherwise.

Adviser

Firsthand Capital Management, Inc., with principal offices at 125 South Market, Suite 1300, San Jose, California  95113, acts as the investment adviser to the Funds and generally administers the affairs of the Trust.  The Adviser’s website is http://www.firsthandcapital.com.  Subject to the direction and control of the Board of Trustees, the Adviser supervises and arranges the purchase and sale of securities and other assets held in the portfolios of the Trust.  The Adviser is a registered investment adviser organized in the State of California.  The Adviser managed approximately $_____ million of investments as of __________, 2008 on behalf of institutional clients and the Trust.

The Adviser is 100% employee-owned. The Chief Executive Officer of the Adviser is Kevin Landis.  The address of the Chief Executive Officer of the Adviser is Firsthand Capital Management, Inc., 125 South Market, Suite 1300, San Jose, California 95113.

Interested Persons of the Trust and the Funds

Certain Trustees and officers are deemed to be “interested persons” of the Trust and the Funds because of their positions with the Adviser.  Mr. Landis serves as the President and Chief Executive Officer of the Trust and Chairman of the Board.

Control Persons and Principal Holders of Securities

[To the knowledge of the Trust, as of the Record Date, no current Trustee of the Trust owned 1% or more of the outstanding shares of any Fund, and the officers and Trustees of the Trust owned, as a group, less than 1% of the shares of each Fund.]

The following table lists the persons that, to the knowledge of the Trust, owned beneficially 5% or more of the outstanding shares of any class of a Fund as of the Record Date.

Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Fund
Firsthand Technology Value Fund

Firsthand Technology Leaders Fund

Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Fund
Firsthand Alternative Energy Fund

Firsthand e-Commerce Fund

A shareholder who beneficially owns, directly or indirectly, more than 25% of the Funds’ voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

Principal Underwriter

The principal underwriter of the Funds’ shares is ALPS Distributors, Inc. (the “Distributor”). The Distributor offers the Funds’ shares to the public on a continuous basis.  The address of the Distributor is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Administrator

Citi Fund Services Ohio, Inc. (“Citi”) serves as Sub-Administrator of the Funds. The Sub-Administrator provides management and administrative services necessary for the operation of the Funds. The Administrator’s main office is located at P.O. Box 183120, Columbus, Ohio 43218-3120.

Independent Auditors

Tait, Weller & Baker, LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 serves as the Funds’ independent auditor.

Shareholder Proposals

The Trust is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Yakoub Bellawala, Secretary

January __, 2009

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY CARD	FIRSTHAND FUNDS	PROXY CARD
Proxy for the Special Meeting of Shareholders – March 12, 2009
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Firsthand Funds (the “Trust”) whose signature(s) appears below hereof does/do hereby appoint Kevin Landis and Omar Billawala, and each of them, as proxies of the undersigned, each with power to appoint his substitute, for the Meeting of Shareholders of Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand Alternative Energy Fund, and Firsthand e-Commerce Fund, each a separate series of Firsthand Funds, to be held on March 12, 2009, at the offices of the Trust at 10:00 a.m., Pacific time, San Jose, California 95113, and at all adjournments thereof (the “Firsthand Funds Meeting”), and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side.  Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name or names appear hereon.  Joint owners should each sign personally.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Please detach at perforation before mailing.

The Board of Trustees recommends a vote FOR the proposal(s) listed below.  The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.

PLEASE MARK ONE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  ■

		FOR	AGAINST	ABSTAIN

Proposal 1:	To approve the election of Mr. Greg Burglin to serve as a disinterested Trustee of the Trust.	☐	☐	☐

Proposal 2:	To approve the election of Mr. Kevin P. Tanner to serve as a disinterested Trustee of the Trust.	☐	☐	☐

Proposal 3:	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY CARD	FIRSTHAND TECHNOLOGY VALUE FUND	PROXY CARD
Proxy for the Special Meeting of Shareholders – March 12, 2009
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Firsthand Technology Value Fund whose signature(s) appears below hereof does/do hereby appoint Kevin Landis and Omar Billawala, and each of them, as proxies of the undersigned, each with power to appoint his substitute, for the Meeting of Shareholders of Firsthand Technology Value Fund, a separate series of Firsthand Funds, to be held on March 12, 2009, at the offices of the Trust at 10:30 a.m., Pacific time, San Jose, California 95113, and at all adjournments thereof (the “TVF Meeting”), and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side.  Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name or names appear hereon.  Joint owners should each sign personally.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Please detach at perforation before mailing.

The Board of Trustees recommends a vote FOR the proposal(s) listed below.  The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.

PLEASE MARK ONE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  ■

		FOR	AGAINST	ABSTAIN

Proposal 1:	To approve a change to the fundamental investment restrictions of Firsthand Technology Value Fund to allow investments in stock options.	☐	☐	☐

Proposal 2:	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.